Exhibit 99.42

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   March, 1998
           Series 1998-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon             %                     7.553229
                                                 -------------------------
       Weighted average maturity                                   356.64
                                                 -------------------------

 A.   Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
             Principal Per   Prepayments Per    Interest Per
      Class   Certificate      Certificate       Certificate     Payout Rate
      -----   -----------      -----------       -----------     -----------
       R     $  1000.000000  $ 955.00000000  $    5.60000000    %   6.72000000
       PO    $   0.99437901  $   0.13000258  $    0.00000000    %   0.00000000
       A1    $  24.67118773  $  23.56128142  $    5.41666667    %   6.50000000
       A2    $   2.17357839  $   2.07579359  $    5.83333333    %   7.00000000
       A3    $  94.34235977  $  90.09808971  $    5.04948328    %  6.059379939
       A4    $  94.34235977  $  90.09808940  $    9.49130024    % 11.389560284
       A5    $  24.67118776  $  23.56128138  $    5.62500000    %   6.75000000
       A6    $   0.00000000  $   0.00000000  $    5.34114999    %  6.409379988
       A7    $   0.00000000  $   0.00000000  $    6.47655003    %  7.771860035
       A8    $   0.00000000  $   0.00000000  $    5.62499997    %   6.75000000
       M     $   0.74039633  $   0.00000000  $    5.62500045    %   6.75000000
       B1    $   0.74039719  $   0.00000000  $    5.62500092    %   6.75000000
       B2    $   0.74039542  $   0.00000000  $    5.62500000    %   6.75000000
       B3    $   0.74039485  $   0.00000000  $    5.62500000    %   6.75000000
       B4    $   0.74039741  $   0.00000000  $    5.62500000    %   6.75000000
       B5    $   0.74039759  $   0.00000000  $    5.62500189    %   6.75000000

       2.      Unanticipated Recoveries:            $                      0.00
                                                         -----------------------

 B.   Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                     $                43,578.23
                                                          ----------------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:  $           591,907,159.74
                                                          ----------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,936
                                                         -----------------------

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      3.
      Beginning Aggregate Ending Aggregate        Ending
       Class Certificate  Class Certificate  Single Certificate
Class  Principal Balance  Principal Balance       Balance            Cusip
R      $           100.00  $           0.00  $          0.00
PO     $       216,688.00  $     216,472.37  $        999.00
A1     $   108,021,000.00  $ 105,355,993.63  $        975.33
A2     $    81,654,000.00  $  81,476,518.63  $        997.83
A3     $    21,714,000.00  $  19,665,450.00  $        905.66
A4     $     4,653,000.00  $   4,214,025.00  $        905.66
A5     $   168,552,000.00  $ 164,393,621.96  $        975.33
A6     $    98,853,000.00  $  98,853,000.00  $      1,000.00
A7     $    32,951,000.00  $  32,951,000.00  $      1,000.00
A8     $    60,141,355.00  $  60,141,355.00  $      1,000.00
SUP    $   588,180,274.72  $ 578,686,622.76  $        983.86
M      $    11,127,000.00  $  11,118,761.61  $        999.26
B1     $     5,413,000.00  $   5,408,992.23  $        999.26
B2     $     2,706,000.00  $   2,703,996.49  $        999.26
B3     $     2,406,000.00  $   2,404,218.61  $        999.26
B4     $     1,202,800.00  $   1,201,909.45  $        999.26
B5     $     1,803,179.84  $   1,801,844.77  $        999.26

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             15       Principal Balance $  4,839,852.86
                               --------                     --------------
       2.   60-89 days
            Number             0        Principal Balance $          0.00
                               --------                     --------------
       3.   90 days or more
            Number             0        Principal Balance $          0.00
                               --------                     --------------
       4.   In Foreclosure
            Number             0        Principal Balance $          0.00
                               --------                     --------------
       5.   Real Estate Owned
            Number             0        Principal Balance $          0.00
                               --------                     --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                     $                     0.00
                                                           ---------------------

       7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                -----                        -----
                  A3             %               6.05937994
                  A4             %              11.38956028
                  A6             %               6.40937999
                  A7             %               7.77186003

E.     Other Information:

       1.   Special Hazard Loss Amount:                 $                 0.00
                                                           --------------------

       2.   Bankruptcy Loss Amount:                     $                 0.00
                                                           --------------------

       3.   Fraud Loss Amount:                          $                 0.00
                                                           --------------------

       4.   Certificate Interest Rate of the Class S
            Certificate:                                %            0.0000000
                                                           --------------------